                                                                   EXHIBIT 99.8

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                                  ACCRUAL BASIS

CASE NUMBER: 400-42148-BJH-11                                02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                       UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                       MONTH ENDING: FEBRUARY 28, 2001

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE
UNITED STATES CODE, I DECLARE UNDER PENALTY OF
PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH
ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS
AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS
ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF
THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS
BASED ON ALL INFORMATION OF WHICH PREPARER HAS
ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Drew Keith                                       CHIEF FINANCIAL OFFICER
---------------------------------------------        ---------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY TITLE

DREW KEITH                                                   3/20/2001
---------------------------------------------        ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE

PREPARER:

/s/ Kevin K. Craig                                   CONTROLLER, KITTY HAWK INC.
---------------------------------------------        ---------------------------
ORIGINAL SIGNATURE OF PREPARER TITLE

KEVIN K. CRAIG                                               3/20/2001
---------------------------------------------        ---------------------------
PRINTED NAME OF PREPARER                                        DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                                ACCRUAL BASIS-1

CASE NUMBER: 400-42148-BJH-11                                02/13/95, RWD, 2/96



COMPARATIVE BALANCE SHEET

                                              SCHEDULE              MONTH                MONTH           MONTH
                                                                -------------       --------------
ASSETS                                         AMOUNT           JANUARY, 2001       FEBRUARY, 2001
-------------------------------------------------------------------------------------------------------------------
1.   UNRESTRICTED  CASH                               $0                   $0                   $0              $0
2.   RESTRICTED  CASH                                 $0             $632,475             $320,642              $0
3.   TOTAL  CASH                                      $0             $632,475             $320,642              $0
-------------------------------------------------------------------------------------------------------------------
4.   ACCOUNTS  RECEIVABLE  (NET)                      $0                   $0                   $0              $0
5.   INVENTORY                                        $0                   $0                   $0              $0
6.   NOTES  RECEIVABLE                                $0                   $0                   $0              $0
7.   PREPAID  EXPENSES                                $0                   $0                   $0              $0
8.   OTHER  (ATTACH LIST)                   ($33,904,344)        ($18,078,186)        ($16,350,041)             $0
9.   TOTAL  CURRENT  ASSETS                 ($33,904,344)        ($17,445,711)        ($16,029,399)             $0
-------------------------------------------------------------------------------------------------------------------
10.  PROPERTY,  PLANT  &  EQUIPMENT          $81,907,719          $75,028,395          $73,916,638              $0
11.  LESS:  ACCUMULATED
     DEPRECIATION / DEPLETION                $33,669,772          $34,405,980          $34,212,945              $0
12.  NET  PROPERTY,  PLANT  &
     EQUIPMENT                               $48,237,946          $40,622,415          $39,703,693              $0
-------------------------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                                $0                   $0                   $0              $0
14.  OTHER  ASSETS  -  NET  OF
     AMORTIZATION  (ATTACH LIST)                      $0                   $0                   $0              $0
15.  OTHER (ATTACH LIST)                              $0                   $0                   $0              $0
-------------------------------------------------------------------------------------------------------------------
16.   ASSETS                                 $14,333,602          $23,176,704          $23,674,294              $0
===================================================================================================================
POSTPETITION  LIABILITIES
17.  ACCOUNTS  PAYABLE                                                     $0                   $0              $0
18.  TAXES  PAYABLE                                                        $0                   $0              $0
19.  NOTES  PAYABLE                                                        $0                   $0              $0
20.  PROFESSIONAL  FEES                                                    $0                   $0              $0
21.  SECURED  DEBT                                                         $0                   $0              $0
22.  OTHER  (ATTACH LIST)                                          $3,191,685           $3,390,721              $0
-------------------------------------------------------------------------------------------------------------------
23.  TOTAL  POSTPETITION
     LIABILITIES                                                   $3,191,685           $3,390,721              $0
===================================================================================================================
PREPETITION  LIABILITIES
24.  SECURED  DEBT                            $2,811,382               $8,791               $8,791              $0
25.  PRIORITY  DEBT                                   $0                   $0                   $0              $0
26.  UNSECURED  DEBT                                  $0                   $0                   $0              $0
27.  OTHER (ATTACH LIST)                      $1,300,001           $2,399,516           $2,399,516              $0
28.  TOTAL  PREPETITION  LIABILITIES          $4,111,383           $2,408,307           $2,408,307              $0
-------------------------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                        $4,111,383           $5,599,992           $5,799,028              $0
===================================================================================================================
EQUITY
30.  PREPETITION  OWNERS'  EQUITY                     $0          $12,789,185          $12,789,185              $0
31.  POSTPETITION  CUMULATIVE
     PROFIT  OR  (LOSS)                                            $4,787,527           $5,086,081              $0
32.  DIRECT  CHARGES  TO  EQUITY
     (ATTACH  EXPLANATION)                                                 $0                   $0              $0
33.  TOTAL  EQUITY                                    $0          $17,576,712          $17,875,266              $0
-------------------------------------------------------------------------------------------------------------------
34.  TOTAL  LIABILITIES  &
     OWNERS'  EQUITY                          $4,111,383          $23,176,704          $23,674,294              $0
                                                                          $0                    $0              $0
===================================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                                ACCRUAL BASIS-2

CASE NUMBER: 400-42148-BJH-11                                02/13/95, RWD, 2/96

INCOME STATEMENT

                                                  MONTH             MONTH           MONTH            QUARTER
                                               -------------    -------------
REVENUES                                       JANUARY, 2001    FEBRUARY, 2001                         TOTAL
----------------------------------------------------------------------------------------------------------------
1.   GROSS  REVENUES                               $969,000          $969,000              $0       $1,938,000
2.   LESS:  RETURNS & DISCOUNTS                          $0                $0              $0               $0
----------------------------------------------------------------------------------------------------------------
3.   NET  REVENUE                                  $969,000          $969,000              $0       $1,938,000
================================================================================================================
COST  OF  GOODS  SOLD
4.   MATERIAL                                            $0                $0              $0               $0
5.   DIRECT  LABOR                                       $0                $0              $0               $0
6.   DIRECT  OVERHEAD                                    $0                $0              $0               $0
7.   TOTAL  COST  OF  GOODS  SOLD                        $0                $0              $0               $0
----------------------------------------------------------------------------------------------------------------
8.   GROSS  PROFIT                                 $969,000          $969,000              $0       $1,938,000
================================================================================================================
OPERATING  EXPENSES
9.   OFFICER / INSIDER  COMPENSATION                     $0                $0              $0               $0
10.  SELLING  &  MARKETING                               $0                $0              $0               $0
11.  GENERAL & ADMINISTRATIVE                            $0                $0              $0               $0
12.  RENT  &  LEASE                                      $0                $0              $0               $0
13.  OTHER (ATTACH LIST)                                 $0                $0              $0               $0
----------------------------------------------------------------------------------------------------------------
14.  TOTAL  OPERATING  EXPENSES                          $0                $0              $0               $0
----------------------------------------------------------------------------------------------------------------
15.  INCOME  BEFORE  NON-OPERATING
     INCOME & EXPENSE                              $969,000          $969,000              $0       $1,938,000
================================================================================================================
OTHER  INCOME  &  EXPENSES
16.  NON-OPERATING INCOME (ATT. LIST)               ($7,247)          ($4,640)             $0         ($11,887)
17.  NON-OPERATING EXPENSE (ATT. LIST)                  $0                $0              $0               $0
18.  INTEREST  EXPENSE                                   $0                $0              $0               $0
19.  DEPRECIATION / DEPLETION                      $443,020          $442,672              $0         $885,692
20.  AMORTIZATION                                        $0                $0              $0               $0
21.  OTHER (ATTACH LIST)                          ($434,229)          $33,378              $0        ($400,851)
----------------------------------------------------------------------------------------------------------------
22.  NET  OTHER INCOME & EXPENSES                    $1,544          $471,410              $0         $472,954
================================================================================================================
REORGANIZATION  EXPENSES
23.  PROFESSIONAL  FEES                                  $0                $0                               $0
24.  U.S.  TRUSTEE  FEES                                 $0                $0              $0               $0
25.  OTHER (ATTACH LIST)                                 $0                $0              $0               $0
26.  TOTAL  REORGANIZATION  EXPENSES                     $0                $0              $0               $0
----------------------------------------------------------------------------------------------------------------
27.  INCOME  TAX                                   $386,983          $199,036              $0         $586,019
----------------------------------------------------------------------------------------------------------------
28.  NET  PROFIT  (LOSS)                           $580,473          $298,554              $0         $879,027
================================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                                ACCRUAL BASIS-3

CASE NUMBER: 400-42148-BJH-11                                02/13/95, RWD, 2/96


                                                        MONTH               MONTH              MONTH             QUARTER
                                                    -------------      --------------
CASH RECEIPTS AND DISBURSEMENTS                     JANUARY, 2001      FEBRUARY, 2001                              TOTAL
--------------------------------------------------------------------------------------------------------------------------
1.     CASH - BEGINNING  OF  MONTH                    $1,167,478            $632,475           $320,642        $1,167,478
--------------------------------------------------------------------------------------------------------------------------
RECEIPTS  FROM  OPERATIONS
2.     CASH  SALES                                            $0                  $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------
COLLECTION  OF  ACCOUNTS  RECEIVABLE
3.     PREPETITION                                            $0                  $0                 $0                $0
4.     POSTPETITION                                           $0                  $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------
5.     TOTAL  OPERATING  RECEIPTS                             $0                  $0                 $0                $0
==========================================================================================================================
NON-OPERATING RECEIPTS
6.     LOANS  &  ADVANCES  (ATTACH  LIST)                     $0                  $0                 $0                $0
7.     SALE  OF  ASSETS                                       $0                  $0                 $0                $0
8.     OTHER  (ATTACH  LIST)                              $7,247              $4,640                 $0           $11,887
9.     TOTAL  NON-OPERATING  RECEIPTS                     $7,247              $4,640                 $0           $11,887
--------------------------------------------------------------------------------------------------------------------------
10.    TOTAL  RECEIPTS                                    $7,247              $4,640                 $0           $11,887
--------------------------------------------------------------------------------------------------------------------------
11.    TOTAL  CASH  AVAILABLE                         $1,174,725            $637,115           $320,642        $1,179,365
==========================================================================================================================
OPERATING  DISBURSEMENTS
12.    NET  PAYROLL                                           $0                  $0                 $0                $0
13.    PAYROLL TAXES PAID                                     $0                  $0                 $0                $0
14.    SALES,  USE  &  OTHER  TAXES  PAID                     $0                  $0                 $0                $0
15.    SECURED / RENTAL / LEASES                              $0                  $0                 $0                $0
16.    UTILITIES                                              $0                  $0                 $0                $0
17.    INSURANCE                                              $0                  $0                 $0                $0
18.    INVENTORY  PURCHASES                                   $0                  $0                 $0                $0
19.    VEHICLE  EXPENSES                                      $0                  $0                 $0                $0
20.    TRAVEL                                                 $0                  $0                 $0                $0
21.    ENTERTAINMENT                                          $0                  $0                 $0                $0
22.    REPAIRS  &  MAINTENANCE                                $0                  $0                 $0                $0
23.    SUPPLIES                                               $0                  $0                 $0                $0
24.    ADVERTISING                                            $0                  $0                 $0                $0
25.    OTHER  (ATTACH  LIST)                                  $0                  $0                 $0                $0
--------------------------------------------------------------------------------------------------------------------------
26.    TOTAL  OPERATING  DISBURSEMENTS                        $0                  $0                 $0                $0
==========================================================================================================================
REORGANIZATION  EXPENSES
27.    PROFESSIONAL  FEES                               $542,250            $316,473                 $0          $858,723
28.    U.S.  TRUSTEE  FEES                                    $0                  $0                 $0                $0
29.    OTHER  (ATTACH  LIST)                                  $0                  $0                 $0                $0
30.    TOTAL  REORGANIZATION  EXPENSES                  $542,250            $316,473                 $0          $858,723
31.    TOTAL  DISBURSEMENTS                             $542,250            $316,473                 $0          $858,723
32.    NET  CASH  FLOW                                 ($535,003)          ($311,833)                $0         ($846,836)
--------------------------------------------------------------------------------------------------------------------------
33.    CASH - END OF MONTH                              $632,475            $320,642           $320,642          $320,642
==========================================================================================================================

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                                ACCRUAL BASIS-4

CASE NUMBER: 400-42148-BJH-11                                02/13/95, RWD, 2/96


                                                       SCHEDULE          MONTH              MONTH                   MONTH
                                                                     -------------    --------------
ACCOUNTS RECEIVABLE AGING                               AMOUNT       JANUARY, 2001    FEBRUARY, 2001
---------------------------------------------------------------------------------------------------------------------------
1.   0-30                                                    $0                $0                $0                      $0
2.   31-60                                                   $0                $0                $0                      $0
3.   61-90                                                   $0                $0                $0                      $0
4.   91+                                                     $0                $0                $0                      $0
5.   TOTAL  ACCOUNTS  RECEIVABLE                             $0                $0                $0                      $0
---------------------------------------------------------------------------------------------------------------------------
6.   AMOUNT  CONSIDERED  UNCOLLECTIBLE                       $0                $0                $0                      $0
---------------------------------------------------------------------------------------------------------------------------
7.   ACCOUNTS  RECEIVABLE  (NET)                             $0                $0                $0                      $0
===========================================================================================================================


AGING  OF  POSTPETITION  TAXES  AND  PAYABLES              MONTH: FEBRUARY, 2001
---------------------------------------------------------------------------------------------------------------------------
                                    0-30            31-60             61-90              91+
TAXES PAYABLE                       DAYS            DAYS              DAYS              DAYS                    TOTAL
---------------------------------------------------------------------------------------------------------------------------
1.   FEDERAL                                 $0              $0                $0                $0                      $0
2.   STATE                                   $0              $0                $0                $0                      $0
3.   LOCAL                                   $0              $0                $0                $0                      $0
4.   OTHER (ATTACH LIST)                     $0              $0                $0                $0                      $0
---------------------------------------------------------------------------------------------------------------------------
5.   TOTAL  TAXES  PAYABLE                   $0              $0                $0                $0                      $0
===========================================================================================================================
6.   ACCOUNTS  PAYABLE                       $0              $0                $0                $0                      $0
===========================================================================================================================



STATUS  OF  POSTPETITION  TAXES                            MONTH: FEBRUARY, 2001

                                                  BEGINNING          AMOUNT                                    ENDING
                                                     TAX          WITHHELD AND/        AMOUNT                    TAX
FEDERAL                                          LIABILITY*        OR ACCRUED           PAID                  LIABILITY
----------------------------------------------------------------------------------------------------------------------------
1.   WITHHOLDING**                                           $0                $0                $0                      $0
2.   FICA-EMPLOYEE**                                         $0                $0                $0                      $0
3.   FICA-EMPLOYER**                                         $0                $0                $0                      $0
4.   UNEMPLOYMENT                                            $0                $0                $0                      $0
5.   INCOME                                                  $0                $0                $0                      $0
6.   OTHER (ATTACH LIST)                                     $0                $0                $0                      $0
----------------------------------------------------------------------------------------------------------------------------
7.   TOTAL  FEDERAL  TAXES                                   $0                $0                $0                      $0
============================================================================================================================
STATE  AND  LOCAL
8.   WITHHOLDING                                             $0                $0                $0                      $0
9.   SALES                                                   $0                $0                $0                      $0
10.  EXCISE                                                  $0                $0                $0                      $0
11.  UNEMPLOYMENT                                            $0                $0                $0                      $0
12.  REAL  PROPERTY                                          $0                $0                $0                      $0
13.  PERSONAL  PROPERTY                                      $0                $0                $0                      $0
14.  OTHER (ATTACH LIST)                                     $0                $0                $0                      $0
15.  TOTAL  STATE  &  LOCAL                                  $0                $0                $0                      $0
----------------------------------------------------------------------------------------------------------------------------
16.  TOTAL  TAXES                                            $0                $0                $0                      $0
============================================================================================================================

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME:  AIRCRAFT LEASING, INC.                               ACCRUAL BASIS-5

CASE  NUMBER:  400-42148-BJH-11                              02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH: FEBRUARY, 2001
BANK  RECONCILIATIONS

                                                     Account #1           Account #2          Account #3          TOTAL
----------------------------------------------------------------------------------------------------------------------------
A.       BANK:
B.        ACCOUNT  NUMBER:
C.        PURPOSE  (TYPE):
----------------------------------------------------------------------------------------------------------------------------
1.   BALANCE  PER  BANK  STATEMENT                          $0                                                       $0
2.   ADD:  TOTAL  DEPOSITS  NOT  CREDITED                   $0                                                       $0
3.   SUBTRACT:  OUTSTANDING  CHECKS                         $0                                                       $0
4.   OTHER  RECONCILING  ITEMS                              $0                                                       $0
5.   MONTH  END  BALANCE  PER  BOOKS                        $0                   $0                  $0              $0
6.   NUMBER  OF  LAST  CHECK  WRITTEN


INVESTMENT ACCOUNTS

                                                  DATE OF           TYPE OF         PURCHASE      CURRENT
                                                 PURCHASE         INSTRUMENT          PRICE        VALUE
BANK,  ACCOUNT  NAME  &  NUMBER
----------------------------------------------------------------------------------------------------------------------------
7.      BANK ONE TRUST (ESCROW) 6801456800*      1/3/00           MONEY MARKET     $3,625,000           $0
8.      HSBC Bank USA (ESCROW) #10-876110        6/19/00          MONEY MARKET     $3,560,463     $320,642
9.
10.
11.     TOTAL  INVESTMENTS                                                                        $320,642

CASH
----------------------------------------------------------------------------------------------------------------------------
12.     CURRENCY ON HAND                                                                                $0
----------------------------------------------------------------------------------------------------------------------------
13.     TOTAL  CASH  -  END  OF MONTH                                                             $320,642
----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                                ACCRUAL BASIS-6

CASE NUMBER: 400-42148-BJH-11                                02/13/95, RWD, 2/96

                                                           MONTH: FEBRUARY, 2001

PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    INSIDERS
-------------------------------------------------------------------------------
                             TYPE OF           AMOUNT          TOTAL PAID
              NAME           PAYMENT            PAID             TO DATE
-------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
2.
3.
4.
5.
-------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                                  $0                 $0
===============================================================================


                                  PROFESSIONALS
-------------------------------------------------------------------------------
                        DATE OF COURT                                                     TOTAL
                      ORDER AUTHORIZING      AMOUNT        AMOUNT       TOTAL PAID      INCURRED
           NAME            PAYMENT          APPROVED        PAID          TO DATE      & UNPAID *
-------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
2.
3.
4.
5.
-------------------------------------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  PROFESSIONALS                           $0           $0               $0            $0
=================================================================================================

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                            SCHEDULED       AMOUNTS
                                             MONTHLY         PAID           TOTAL
                                             PAYMENTS       DURING         UNPAID
            NAME OF CREDITOR                   DUE           MONTH      POSTPETITION
--------------------------------------------------------------------------------------
1.   FIRST SOURCE BANK (865001)                $0              $0                  $0
2.   FIRST SOURCE BANK (RPS)                   $0              $0                  $0
3.   FIRST SOURCE BANK (AIA)                   $0              $0                  $0
4.                                                                                 $0
5.                                                                                 $0
--------------------------------------------------------------------------------------
6.   TOTAL                                     $0              $0                  $0
======================================================================================

                                                        MONTHLY OPERATING REPORT

CASE NAME: AIRCRAFT LEASING, INC.                               ACCRUAL  BASIS-7

CASE NUMBER: 400-42148-BJH-11                                02/13/95, RWD, 2/96

                                                           MONTH: FEBRUARY, 2001

QUESTIONNAIRE
-------------------------------------------------------------------------------

                                                                   YES     NO
-------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?           X
-------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                     X
-------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                       X
-------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                 X
-------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                 X
-------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                           X
-------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                              X
-------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                       X
-------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                             X
-------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                            X
-------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                      X
-------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                        X
-------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
a) $476,050 Loss on Write-Off of LHI for Returned aircraft N901RF & N902RF
b) $316,473 Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional Fees (transfer expense to KH Inc & KH Int'l)

INSURANCE
-------------------------------------------------------------------------------

                                                                   YES     NO
-------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                       X
-------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                         X
-------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
     TYPE OF                                                  PAYMENT AMOUNT
      POLICY          CARRIER        PERIOD COVERED             & FREQUENCY
-------------------------------------------------------------------------------
       SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11

CASE NAME: AIRCRAFT LEASING, INC.                           FOOTNOTES SUPPLEMENT

CASE NUMBER: 400-42148-BJH-11                                      ACCRUAL BASIS

                                                           MONTH: FEBRUARY, 2001



ACCRUAL BASIS     LINE                   FOOTNOTE / EXPLANATION
 FORM NUMBER     NUMBER
---------------------------------------------------------------------------------------------------------------
      3             8        All cash received into the subsidiary cash account is swept each night to Kitty Hawk, Inc. Master Account
---------------------------------------------------------------------------------------------------------------
      3            31        All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
---------------------------------------------------------------------------------------------------------------
      4             6        All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
---------------------------------------------------------------------------------------------------------------
      7             3        All insurance policies are carried in the name of Kitty Hawk, Inc. and its subsidiaries. Therefore, they are listed here accordingly.
---------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

       CASE NAME:  AIRCRAFT LEASING, INC.              ACCRUAL  BASIS-ATTACHMENT

       CASE  NUMBER:  400-42148-BJH-11

                                                           MONTH: FEBRUARY, 2001


MOR #     ITEM #    LIST OR EXPLANATION
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
1 - BS       8       a)  $50,000 Deposit for Retainer & Legal Fees from Bank One Trust to Lessor's Counsel
                     b) ($16,400,041) Intercompany Cummulative Receivable/Payable Credit Balance
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1 - BS       22      a)  $3,390,721 Accrued Federal Income Taxes (Post-petition)

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1 - BS       27      a)  $2,399,516 Accrued Taxes Payable (Pre-petition)

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2 - IS       16      a)  $4,640 Interest Income (from HSBC -Escrow account)

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2 - IS       21      a)  $476,050 Loss on Disposition of Leasehold Improvements on Returned A/C: N901RF & N902RF
                     b)  ($442,672) Credit for Allocation of A/C Costs to KH Cargo (vs I/C)

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3 - CF       8       a)  $4,640 Interest Income (from HSBC -Escrow account)

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4 - AP       T6      a)  Federal Income Taxes are now shown as Other Accrued Liabilities (due to deferred tax credits)

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7 - QA       2       a)  $316,473 Disbursement to Successor Trustee of (HSBC-Escrow) account for Professional Fees, Transferred to
                         KH Inc & KH Int'l
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